UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2020

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	83-0250943
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

511 Sixth Avenue, Suite 800 New York, NY 10011

(Address of Principal Executive Offices) (Zip Code)

(212) -204-7926

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On November 27, 2020, Global Tech Industries Group, Inc. (the “Company”) closed a Securities Purchase Agreement with Geneva Roth Remark Holdings, Inc., (“GRR”) for the purchase by GRR from the Company of a Convertible Promissory Note (“Promissory Note”) in the aggregate principal amount of $74,800.00, which includes an original issue discount of $6,800.00 pursuant to the Securities Purchase Agreement, dated November 27, 2020, as well as the repayment of $3,000.00 in expenses paid by GRR. The funds will be received by the Company on November 30, 2020.

The Promissory Note will bear interest at the rate of 10% per annum and may be converted at any time after 180 days from the issue date of the Note and at a price equal to 75% multiplied by the market price (as defined herein) (as representing a 25% discount). The Promissory Note will have a maturity date of one year from the date of issuance and must be fully converted on or before the maturity date in order to be converted. The Company has the right under the Promissory Note to pay off all or any part of the Promissory Note, including outstanding principal, accrued but unpaid interest, and any other amounts due and payable by the Company under the Note. The Note is prepayable only at specified times, subject to specified limitations, and with an escalating penalty charge or premium.

The Company is required to reserve five times the number of shares of its Common Stock issuable on full conversion of the Promissory Note. (based on the Conversion Price of the Note in effect from time to time, initially 9,777,777 shares) (the reserved amount).

The foregoing description of the terms of the foregoing transactions does not purport to be complete and is qualified in its entirety by the complete text of the documents attached as, respective, Exhibit 10.124 through 10.125 to the Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial obligation or an Obligation Under an off-Balance Sheet Arrangement of a Registrant.

The information set forth above in item 1.01 is hereby incorporated by reference into this item 2.03

Item 3.02 Unregistered Sale of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8 – K is incorporated by reference into this Item 3.02. The securities were offered and sold in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof.

Item 8.01 Other

The proceeds received by the Company from the Note issued to GRR will be used for general working capital expenses.

Item 9.01 Financial Statements and Exhibits

10.124	Securities Purchase Agreement
10.125	Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Tech Industries Group, Inc.

	By	/s/ David Reichman
Date: November 30, 2020	Name:	David Reichman
	Title:	Chairman and Chief Executive Officer